July 1, 1998

                       Limited-Term Government Fund

              Class A Shares/Class B Shares/Class C Shares

            Supplement to the Prospectus dated March 3, 1998


The following amends all of the sections of the Prospectus discussing the dealer's commission that may be payable on purchases of Class A Shares of $1 million or more:

     Beginning July 1, 1998, for initial purchases of Class A Shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are made in accordance with the following schedule:


                              Dealer's Commission
                              (as a percentage of
Amount of Purchase            amount purchased)

Up to $5 million                   0.50%
Amount over $5 million             0.25%

     The Limited CDSC applicable to redemptions of such shares remains the same as that described in the Prospectus.

The following replaces the section of the Prospectus entitled Statements and Confirmation under The Delaware Difference:

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends and those involving payroll deferrals into SIMPLE IRA accounts. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.